UNITED STATESSECURITIES AND EXCHANGE COMMISSIONWashington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

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KANGE CORP.

(Exact name of registrant as specified in its charter)

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Nevada	333-194055	EIN 33-1230169
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2770 S. Maryland Pkwy. # 302 Las Vegas, Nevada, 89109

(Address of Principal Executive Offices) (Zip Code)

702 731 3535

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 7, 2015, on act by consent of shareholders, Dr. Arthur Malone is nominated to be Director. Dr. Art Malone Jr is 48 years old. He resides in Calabasas Ca. From 2010-2015 Dr. Malone has been an entrepreneur. Whether it be from investing in Public and private companies to creating business opportunities for those not as fortunate, to advising Public or Private Companies on corporate structure. Dr. Malone attended the University of Washington where he studied Criminal Law and Sociology, Dr. Malone also attended Kings Seminary as well as Channel Islands Bible College. Dr. Malone holds a Bachelors Degree as well as Two Masters Degrees, and a Ph.D.

Effective July 7, 2015, on act by consent of shareholders, Mr. Michael Johnson is nominated to be Director. Michael Johnson is 48 years old. After retiring from federal service in 2008, He moved from Florida in late 2012 and now resides in Agoura California. Michael enlisted in the United States Air Force after graduating high school in 1985. He served as a Security Police Specialist for 4 years active and 2 years in the reserves and air national guard. In  1989, Michael began his Federal Law Enforcement career with the Federal Bureau of Prisons, U.S. Department of Justice.  He had several jobs title during his tenure with the Bureau of prisons to include, correctional officer, counselor, Lieutenant, and Special Investigative Supervisor. Other Jobs included, self defense instructor, disturbance control team leader, Special operations team member, and alternate safety manager. Post 911, Michael was employed with the Department of Homeland Security, Federal Air Marshal Service in 2002. He was a Lead Tactical and Self Defense Instructor in the Miami Field Office. Michael was also selected from the said thousands of Air Marshals nationwide, to be a member of the Federal Enhanced Mission Team, better known as SWAT. Michael established MGMT4 Personal Services, a security and investigative company in 2003.  He has more than 30 years of combined security and Law Enforcement experience from the U.S. Department of Defense,  U.S. Department of Justice, and U.S. Department of Homeland Security.

Effective June 16, 2015, on act by consent of shareholders, Mr. Russ Reagan is nominated to be Director. Mr. Russ Regan, aged 77, has been the Chief Executive Officer of Clearvision International, Inc. since February 12, 2007. Mr. Regan is a Co-Founder of Velocity Entertainment, Inc. He serves as a Consultant and Chief of Record Label Operations at Tymeless Music Group. He has a track record of success in the entertainment industry that spans over four decades. Mr. Regan has headed up labels such as Motown, 20th Century and Polygram records and is directly credited with playing a key role in the success of dozens of recording artists, including super stars Elton John, Neil Diamond, Barry White, Olivia Newton-John, The Beach Boys and finding the song “That's Life“ for Frank Sinatra. He has over thirty years in the music business. Mr. Regan served as the Chief Executive Officer of First Level Entertainment Group, Inc. (formerly End Fuel Corp.) from August 26, 2011 to April 17, 2012 and served as its President until April 17, 2012. He supervised the soundtracks for “Flashdance,“ “Chariots of Fire,“ “The Karate Kid,“ “Spinal Tap,“ and “A Chorus Line.“ Mr. Regan served as Vice President of Music Licensing with Instant Media Network. Since 1980, Mr. Regan served as General Manager of West Coast Operations at PolyGram Records. Mr. Regan served as the President of 20th Century Records since 1972. He successfully pioneered and revised the concept of bringing music and film together, as the Music Consultant on Flashdance. He served as Music Supervisor for Breakin, A Chorus Line, and Karate Kid. Returning to Motown in 1986 as President of the Creative Division, he most notably worked on Smokey Robinson's successful comeback effort. Throughout the late 1990's, Mr. Regan helped form the U.S. based Quality Records label-a label. He entered the recording industry as an Artist, recording such songs as “Joan of Love“ and “Calling All Cars.“ He also wrote and produced songs that became hits such as “The Happy Reindeer“ and “Cinnamon Cinder.“ Mr. Regan, disenchanted with performing, switched from being an Artist to promoting them. Mr. Regan started with Berry Gordy at Motown Records and promoted many other legendary artists including Marvin Gaye, Stevie Wonder, The Supremes and Smokey Robinson. The first record he promoted was “Please Mr. Postman“ by the Marvelettes. In 1966, while serving a stint as General Manager of Loma Records, he came across a song called “That's Life“ which he gave to Frank Sinatra to record. He discovered his midas touch and was in a position to use it. He moved on to Uni Records, a division of MCA Inc. He began work to design a publicity and promotional campaign to launch the artist in the U.S. He worked with Barry White, The DeFranco Family, Carl Douglas, Maureen McGovern, and the Alan Parsons Project. Mr. Regan has played a major role in the careers of the biggest names in the music business, including Elton John, The Beach Boys, Neil Diamond, Barry White, Olivia Newton-John, and the Alan Parsons Project. He has been Director of Momentous Entertainment Group, Inc. since 2013. He has been a Director of Clearvision International, Inc. since

February 12, 2007. Mr. Regan serves as a Member of Advisory Board of Crescent Financial Partners, Inc. He has been a Member of Advisory Board at SMC Entertainment Inc. since April 2015. He has been a Member of the Advisory Board of Commerce Online Inc. since September 2009. Mr. Regan has been a Member of Advisory Board of Gold River Productions, Inc. since June 11, 2007. He serves as a Member of Advisory Board of eWorldEntertainment, Inc. He served as a Member of the Advisory Board at Seraph Security, Inc. since September 2009. He served as the Chairman and Director of Sound Kitchen Entertainment Group, Inc. from August 26, 2011 to April 17, 2012. In 1974, Mr. Regan was named “Record Executive of The Year“ by the Bill Gavin Report and the National Association of Record Merchandisers. From 2013 to present Mr. R. Regan has been Director at Momentous Entertainment Group, Inc. In 2011-2012 he has been Chairman and CEO of First Level Entertainment Group, Inc.

Effective June 16, 2015, on act by consent of shareholders, Mr. James Lantiegne is nominated to be Director. James Lantiegne, age 49, a resident of Ventura CA, is a business executive, accountant, and professional magician. James currently works as an Executive Director for a non-profit organization, providing art education and entertainment throughout the local community. Prior to that, James led a national software company as COO and CFO for over 15 years. Through his leadership, sales increased by over 500%. In 2011, he helped successfully orchestrate the sale of that company to a major competitor. Although James' formal education was in accounting while attending NH College, he also entertained thousands by performing magic throughout his professional career.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANGE CORP.
By: /s/ Victor Stepanov
Date: July 7, 2015 Title: President, , Chief Executive Officer and Treasurer